      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated - 1999-1 Indenture
      Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, 2001-1 and 2002-1 Report for the Month Ended February 28, 2003

I.    Noteholder Information

A.    Identification of Notes

      Series    Description                                                    Cusip #              Due Date
      ----------------------------------------------------------------------------------------------------------------
      1999-1A   Senior Auction Rate Notes......................................280907AP1            December 1, 2035
      1999-1B   Senior Auction Rate Notes......................................280907AQ9            December 1, 2035
      1999-1C   Subordinate Auction Rate Notes.................................280907AR7            December 1, 2035
      2000-1A   Senior Auction Rate Notes......................................280907AS5            December 1, 2035
      2000-1B   Senior Auction Rate Notes......................................280907AT3            December 1, 2035
      2000-1C   Subordinate Auction Rate Notes.................................280907AU0            December 1, 2035
      2001-1A   Senior Auction Rate Notes......................................280907AV8            December 1, 2035
      2001-1B   Senior Auction Rate Notes......................................280907AW6            December 1, 2035
      2001-1C   Subordinate Auction Rate Notes.................................280907AX4            December 1, 2035
      2002-1A   Senior Auction Rate Notes......................................280907AY2            December 1, 2035
      2002-1B   Senior Auction Rate Notes......................................280907AZ9            December 1, 2035
      2002-1C   Subordinate Auction Rate Notes.................................280907BA3            December 1, 2035

B.    Notification of Redemption Call of Notes

      Series 1999-1:
        None
      Series 2000-1:
        None
      Series 2001-1:
        None
      Series 2002-1:
        None

C.    Principal Outstanding - February, 2003

                            Principal            Principal             Principal            Principal
                         Outstanding,             Borrowed              Payments         Outstanding,
      Series           Start of Month         During Month          During Month         End of Month
      ------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A       $ 78,000,000.00                $0.00                 $0.00      $ 78,000,000.00
        1999-1B         39,000,000.00                 0.00                  0.00        39,000,000.00
        1999-1C          9,300,000.00                 0.00                  0.00         9,300,000.00
                  ------------------------------------------------------------------------------------
        Total          126,300,000.00                 0.00                  0.00       126,300,000.00
                  ------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A         54,100,000.00                 0.00                  0.00        54,100,000.00
        2000-1B         54,100,000.00                 0.00                  0.00        54,100,000.00
        2000-1C         22,000,000.00                 0.00                  0.00        22,000,000.00
                  ------------------------------------------------------------------------------------
        Total          130,200,000.00                 0.00                  0.00       130,200,000.00
                  ------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A         79,000,000.00                 0.00                  0.00        79,000,000.00
        2001-1B         79,000,000.00                 0.00                  0.00        79,000,000.00
        2001-1C         23,800,000.00                 0.00                  0.00        23,800,000.00
                  ------------------------------------------------------------------------------------
        Total          181,800,000.00                 0.00                  0.00       181,800,000.00
                  ------------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A         82,700,000.00                 0.00                  0.00        82,700,000.00
        2002-1B         82,700,000.00                 0.00                  0.00        82,700,000.00
        2002-1C         24,500,000.00                 0.00                  0.00        24,500,000.00
                  ------------------------------------------------------------------------------------
        Total          189,900,000.00                 0.00                  0.00       189,900,000.00
                  ------------------------------------------------------------------------------------
      Totals          $628,200,000.00                $0.00                 $0.00      $628,200,000.00
                  ====================================================================================

D.    Accrued Interest Outstanding - February, 2003

                     Accrued Interest             Interest              Interest     Accrued Interest             Interest
                         Outstanding,              Accrued              Payments         Outstanding,           Rate As Of
      Series           Start of Month         During Month          During Month         End of Month         End Of Month
      ---------------------------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A           $ 74,360.00          $ 81,033.33           $ 86,753.33          $ 68,640.00             1.32000%
        1999-1B             36,400.00            39,866.67             42,466.67            33,800.00             1.30000%
        1999-1C              9,238.00            10,095.67             10,777.67             8,556.00             1.38000%
                  ------------------------------------------------------------------------------------
        Total              119,998.00           130,995.67            139,997.67           110,996.00
                  ------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A              3,997.39            55,903.33             55,963.44             3,937.28             1.31000%
        2000-1B             49,426.36            51,740.64             55,542.67            45,624.33             1.32000%
        2000-1C              1,711.11            23,955.56             23,955.56             1,711.11             1.40000%
                  ------------------------------------------------------------------------------------
        Total               55,134.86           131,599.53            135,461.67            51,272.72
                  ------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A             49,155.56            83,213.33             86,022.22            46,346.67             1.32000%
        2001-1B             27,452.50            84,025.28             85,407.78            26,070.00             1.32000%
        2001-1C             15,866.67            26,708.89             27,766.67            14,808.89             1.40000%
                  ------------------------------------------------------------------------------------
        Total               92,474.73           193,947.50            199,196.67            87,225.56
                  ------------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A             72,776.00            86,559.33             92,624.00            66,711.33             1.32000%
        2002-1B             48,241.67            85,916.11             90,051.11            44,106.67             1.28000%
        2002-1C             14,495.83            26,701.60             27,058.89            14,138.54             1.38500%
                  ------------------------------------------------------------------------------------
        Total              135,513.50           199,177.04            209,734.00           124,956.54
                  ------------------------------------------------------------------------------------
      Totals              $403,121.09          $655,719.74           $684,390.01          $374,450.82
                  ====================================================================================

E.    Net Loan Rates for Next Interest Period

                      Interest Period
      Series            Starting Date        Net Loan Rate
      -----------------------------------------------------
      Series 1999-1:
        1999-1A             02-Apr-03                6.49%
        1999-1B             02-Apr-03                6.53%
        1999-1C             02-Apr-03                6.35%
      Series 2000-1:
        2000-1A             27-Mar-03                6.65%
        2000-1B             03-Apr-03                6.50%
        2000-1C             27-Mar-03                6.49%
      Series 2001-1:
        2001-1A             10-Apr-03                6.51%
        2001-1B             17-Apr-03                6.51%
        2001-1C             10-Apr-03                6.33%
      Series 2002-1:
        2002-1A             04-Apr-03                6.50%
        2002-1B             11-Apr-03                6.55%
        2002-1C             11-Apr-03                6.40%

F.    Noteholders' Carry-Over Amounts - February, 2003

                           Carry-Over                                                      Carry-Over
                             Amounts,            Additions              Payments             Amounts,
      Series           Start of Month         During Month          During Month         End of Month
      ------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                $0.00                 $0.00                $0.00
        1999-1B                  0.00                 0.00                  0.00                 0.00
        1999-1C                  0.00                 0.00                  0.00                 0.00
                  ------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                 0.00
                  ------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                 0.00                  0.00                 0.00
        2000-1B                  0.00                 0.00                  0.00                 0.00
        2000-1C                  0.00                 0.00                  0.00                 0.00
                  ------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                 0.00
                  ------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                 0.00                  0.00                 0.00
        2001-1B                  0.00                 0.00                  0.00                 0.00
        2001-1C                  0.00                 0.00                  0.00                 0.00
                  ------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                 0.00
                  ------------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A                  0.00                 0.00                  0.00                 0.00
        2002-1B                  0.00                 0.00                  0.00                 0.00
        2002-1C                  0.00                 0.00                  0.00                 0.00
                  ------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                 0.00
                  ------------------------------------------------------------------------------------
      Totals                    $0.00                $0.00                 $0.00                $0.00
                  ====================================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - February, 2003

                              Accrued             Interest              Interest              Accrued
                            Interest,              Accrued              Payments            Interest,
      Series           Start of Month         During Month          During Month         End of Month
      ------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                $0.00                 $0.00                $0.00
        1999-1B                  0.00                 0.00                  0.00                 0.00
        1999-1C                  0.00                 0.00                  0.00                 0.00
                  ------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                 0.00
                  ------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                 0.00                  0.00                 0.00
        2000-1B                  0.00                 0.00                  0.00                 0.00
        2000-1C                  0.00                 0.00                  0.00                 0.00
                  ------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                 0.00
                  ------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                 0.00                  0.00                 0.00
        2001-1B                  0.00                 0.00                  0.00                 0.00
        2001-1C                  0.00                 0.00                  0.00                 0.00
                  ------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                 0.00
                  ------------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A                  0.00                 0.00                  0.00                 0.00
        2002-1B                  0.00                 0.00                  0.00                 0.00
        2002-1C                  0.00                 0.00                  0.00                 0.00
                  ------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                 0.00
                  ------------------------------------------------------------------------------------
      Totals                    $0.00                $0.00                 $0.00                $0.00
                  ====================================================================================

II.   Fund Information

A.    Reserve Funds - February, 2003
                                                                                               Amount
                                                                                 ---------------------
      Balance, Start of Month...................................................       $  9,423,000.00
      Additions During Month (From Issuance of Notes)...........................                  0.00
      Less Withdrawals During Month.............................................                  0.00
                                                                                 ---------------------
      Balance, End of Month.....................................................       $  9,423,000.00
                                                                                 =====================

B.    Capitalized Interest Accounts - February, 2003
                                                                                               Amount
                                                                                 ---------------------
      Balance, Start of Month...................................................       $          0.00
      Additions During Month (From Issuance of Notes)...........................                  0.00
      Less Withdrawals During Month.............................................                  0.00
                                                                                 ---------------------
      Balance, End of Month.....................................................       $          0.00
                                                                                 =====================

C.    Acquisition Accounts - February, 2003
                                                                                               Amount
                                                                                 ---------------------
      Balance, Start of Month...................................................       $    496,028.89
      Additions During Month:
        Acquisition Funds from Note Issuance....................................                  0.00
        Recycling from Surplus Funds............................................         13,000,000.00
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired......................................................                  0.00
        Accrued Income..........................................................                  0.00
        Premiums and Related Acquisition Costs..................................                  0.00
      Less Withdrawals for Eligible Loans:
        Total Principal Acquired...........................       (11,649,835.92)
        Origination Fees Charged...........................             1,278.71
        Premiums and Related Acquisition Costs.............          (134,462.38)
                                                           ---------------------
        Net Costs of Loans Acquired.............................................        (11,783,019.59)
                                                                                 ---------------------
      Balance, End of Month.....................................................       $  1,713,009.30
                                                                                 =====================

D.    Alternative Loan Guarantee Accounts - February, 2003
                                                                                               Amount
                                                                                 ---------------------
      Balance, Start of Month...................................................       $  3,537,350.33
      Additions During Month (Initial Purchase of Student Loans)................                  0.00
      Guarantee Fees Received (Refunded) During Month...........................            175,844.04
      Interest Received During Month............................................              3,109.71
      Other Additions During Month..............................................             12,996.06
      Less Withdrawals During Month for Default Payments........................           (306,614.46)
                                                                                 ---------------------
      Balance, End of Month.....................................................       $  3,422,685.68
                                                                                 =====================

III.  Student Loan Information

A.    Student Loan Principal Outstanding - February, 2003

                                                                                           Amount
                                                                                  ---------------
      Balance, Start of Month...................................................  $588,224,321.15
      Initial Purchase of Eligible Loans........................................             0.00
      Loans Purchased / Originated..............................................    11,640,094.14
      Capitalized Interest......................................................       675,775.28
      Less Principal Payments Received..........................................   (10,602,083.71)
      Less Defaulted Alternative Loans Transferred..............................      (294,580.41)
      Other Increases (Decreases)...............................................       (18,891.66)
                                                                                  ---------------
      Balance, End of Month.....................................................  $589,624,634.79
                                                                                  ===============

B.    Composition of Student Loan Portfolio as of February 28, 2003

                                                                                           Amount
                                                                                  ---------------
      Aggregate Outstanding Principal Balance...................................  $589,624,634.79
      Number of Borrowers.......................................................           81,753
      Average Outstanding Principal Balance Per Borrower........................  $         7,212
      Number of Loans (Promissory Notes)........................................          172,500
      Average Outstanding Principal Balance Per Loan............................  $         3,418
      Weighted Average Interest Rate............................................             4.34%

C.    Distribution of Student Loan Portfolio by Loan Type as of February 28,
      2003

                                                                     Outstanding
                                                                       Principal
      Loan Type                                                          Balance          Percent
      -------------------------------------------------------------------------------------------
      Stafford - Subsidized..................................  $  186,182,606.12             31.6%
      Stafford - Unsubsidized................................     131,897,224.37             22.4%
      Stafford - Nonsubsidized...............................          10,112.65              0.0%
      PLUS...................................................      37,870,980.98              6.4%
      SLS....................................................          59,969.37              0.0%
      Consolidation..........................................      75,597,317.32             12.8%
      Alternative............................................     158,006,423.98             26.8%
                                                               ----------------------------------
      Total..................................................  $  589,624,634.79            100.0%
                                                               ==================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of February 28,
      2003

                                                                     Outstanding
                                                                       Principal
      Interest Rate                                                      Balance          Percent
      -------------------------------------------------------------------------------------------
      Less Than 3.00%........................................  $            0.00              0.0%
      3.00% to 3.49%.........................................  $  162,753,843.96             27.6%
      3.50% to 3.99%.........................................  $   55,089,790.91              9.3%
      4.00% to 4.49%.........................................  $  132,647,912.18             22.5%
      4.50% to 4.99%.........................................  $  121,609,210.72             20.6%
      5.00% to 5.49%.........................................  $   48,774,185.81              8.3%
      5.50% to 5.99%.........................................  $    5,330,684.68              0.9%
      6.00% to 6.49%.........................................  $   21,539,571.50              3.7%
      6.50% to 6.99%.........................................  $   14,538,044.25              2.5%
      7.00% to 7.49%.........................................  $    6,163,051.80              1.0%
      7.50% to 7.99%.........................................  $    6,363,988.79              1.1%
      8.00% to 8.49%.........................................  $    8,862,189.10              1.5%
      8.50% or Greater.......................................  $    5,952,161.09              1.0%
                                                               ----------------------------------
      Total..................................................  $  589,624,634.79            100.0%
                                                               ==================================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of February 28, 2003

                                                                     Outstanding
                                                                       Principal
      Borrower Payment Status                                            Balance              Percent
      -----------------------------------------------------------------------------------------------
      School..............................................       $158,348,802.08                26.9%
      Grace...............................................         29,593,770.29                 5.0%
      Repayment...........................................        305,035,590.87                51.7%
      Deferment...........................................         61,686,642.29                10.5%
      Forbearance.........................................         34,959,829.26                 5.9%
                                                                 -----------------------------------
      Total...............................................       $589,624,634.79               100.0%
                                                                 ===================================

F. Distribution of Student Loan Portfolio by Delinquency Status as of February 28, 2003

                                                                 Percent by Outstanding Balance
                                                            -----------------------------------------
                                               Outstanding             Excluding
                                                 Principal          School/Grace         All Loans in
      Delinquency Status                           Balance          Status Loans            Portfolio
      -----------------------------------------------------------------------------------------------
      31 to 60 Days......................   $14,990,947.84                  3.7%                 2.5%
      61 to 90 Days......................    11,789,932.98                  2.9%                 2.0%
      91 to 120 Days.....................     5,898,033.94                  1.5%                 1.0%
      121 to 180 Days....................     7,810,132.82                  1.9%                 1.3%
      181 to 270 Days....................     6,324,449.15                  1.6%                 1.1%
      Over 270 Days......................     1,434,757.72                  0.4%                 0.2%
      Claims Filed, Not Yet Paid.........     1,278,513.13                  0.3%                 0.2%
                                            --------------------------------------------------------
      Total..............................   $49,526,767.58                 12.3%                 8.4%
                                            ========================================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of February 28, 2003

                                                                     Outstanding
                                                                       Principal
      Guarantee Status                                                   Balance              Percent
      -----------------------------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%.........                        $    879,473.47                 0.1%
      FFELP Loan Guaranteed 98%..........                         430,738,737.34                73.1%
      Alternative Loans Non-Guaranteed...                         158,006,423.98                26.8%
                                                                 -----------------------------------
      Total..............................                        $589,624,634.79               100.0%
                                                                 ===================================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of February 28, 2003

                                                                     Outstanding
                                                                       Principal
      Guarantee Agency                                                   Balance              Percent
      ------------------------------------------------------------------------------------------------
      Education Assistance Corporation....................       $309,861,077.13                52.6%
      Great Lakes Higher Education Corporation............         78,896,567.08                13.4%
      California Student Aid Commission...................         12,699,878.85                 2.2%
      Student Loans of North Dakota.......................                  0.00                 0.0%
      Texas GSLC..........................................          3,738,650.62                 0.6%
      Pennsylvania Higher Education Assistance
       Agency.............................................          4,683,666.92                 0.8%
      United Student Aid Funds, Inc.......................          4,516,835.10                 0.8%
      Other Guarantee Agencies............................         17,221,535.11                 2.9%
      Alternative Loans Non-Guaranteed....................        158,006,423.98                26.8%
                                                                 ------------------------------------
      Total...............................................       $589,624,634.79               100.0%
                                                                 ====================================

I.    Fees and Expenses Accrued For / Through  February, 2003

                                                                      For The 2
                                                                   Months Ended
                                            February, 2003        Feb. 28, 2003
                                            -----------------------------------
      Servicing Fees.................          $515,917.31      $  1,030,617.84
      Treas Mgmt / Lockbox Fees......             8,368.09            21,931.99
      Indenture Trustee Fees.........            12,147.01            25,596.05
      Broker / Dealer Fees...........           122,150.00           257,387.49
      Auction Agent Fees.............             9,772.00            20,591.01
      Other Permitted Expenses.......                 0.00                 0.00
                                            -----------------------------------
      Total..........................          $668,354.41      $  1,356,124.38
                                            ===================================

J.    Ratio of Assets to Liabilities as of February 28, 2003

                                                                         Amount
                                                                ---------------
      Total Indenture Assets..............................      $639,992,933.89
      Total Indenture Liabilities.........................       629,176,402.58
                                                                ---------------
      Ratio...............................................               101.72%
                                                                ===============

K.    Senior and Subordinate Percentages as of February 28, 2003

                                                                         Amount
                                                                ---------------
      Aggregate Values                                          $640,338,741.03
                                                                ===============
      Senior Notes Outstanding Plus Accrued Interest             548,935,236.22
                                                                ===============
      All Notes Outstanding Plus Accrued Interest                628,574,450.85
                                                                ===============
      Dividend Prerequisites:
        Senior Percentage (Requirement = 112%)                           116.65%
                                                                ===============
        Subordinate Percentage (Requirement = 102%)                      101.87%
                                                                ===============
        Available for Dividend - Excess (Shortage)
         Over Dividend Prerequisites                               ($807,198.84)
                                                                ===============